UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 11, 2025, Epsilon Energy Ltd. (the “Company”) and its wholly owned subsidiary, Epsilon Energy USA, Inc. (“Epsilon USA”), entered into a Membership Interest Purchase Agreement (the “Peak E&P Agreement”) with Peak Exploration & Production, LLC (“Peak E&P”), the Sellers party thereto, and Yorktown Energy Partners XI, L.P. (as Sellers’ Representative).  Pursuant to the Peak E&P Agreement, the Sellers agreed to sell to Epsilon USA all of the issued and outstanding membership interests in Peak E&P (the “Peak E&P Interests”), with the transfer of certain financial benefits and burdens of Peak E&P’s assets effective as of January 1, 2025 (the “Effective Time”).

Also, on August 11, 2025, the Company and Epsilon USA entered into a Membership Interest Purchase Agreement (the “Peak BLM Agreement” and together with the Peak E&P Agreement, the “Purchase Agreements”) with Yorktown Energy Partners XI, L.P. (“Seller”) and Peak BLM Lease LLC (“Peak BLM”).  Pursuant to the Peak BLM Agreement, the Seller agreed to sell to Epsilon USA all of the issued and outstanding membership interests in Peak BLM (the “Peak BLM Interests”), with the transfer of certain financial benefits and burdens of Peak BLM’s assets effective as of the Effective Time.

On November 14, 2025, the Company and the other parties thereto consummated the transactions contemplated by the Purchase Agreements.

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the Purchase Agreements, on the Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed, on the terms set forth therein, to file with the Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the Common Shares issued pursuant to the Purchase Agreements and to conduct certain underwritten offerings upon the request of holders of Registrable Securities (as defined therein).

The foregoing description of the Registration Rights Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, which is incorporated by reference into this Item 2.01, on the Closing Date, the Company consummated the transactions contemplated by the Purchase Agreements.  The purchase price for the Peak E&P Interests paid at closing was the issuance of 5,591,372 of the Company’s common shares (the “Common Shares”).  The purchase price for the Peak BLM interests paid at closing was the issuance of 90,117 Common Shares.  Following the Closing Date, up to 2,500,000 additional Common Shares or $6,500,000 in cash, is required to be issued or paid based on the timing of certain regulatory approvals, each as adjusted in accordance with the Peak BLM Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report regarding the issuance of the Common Shares is incorporated by reference into this Item 3.02. The issuance of the Common Shares at Closing was, and issuance of the additional Common Shares, if any, will be, undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing Date, and as contemplated by the Purchase Agreements, the Board of Directors of the Company (the “Board”) appointed the following persons as members of the Board and as members of the Compensation, Nominating and Corporate Governance Committee and Conflicts Committee.

Jack E. Vaughn, age 80, is the founder of Peak E&P and has served as the Chairman of the board of directors and the Chief Executive Officer of Peak E&P since its formation in March 2011. Mr. Vaughn has almost 50 years of experience in the exploration and production industry. From 2002 to 2011, Mr. Vaughn was the Chairman of the board of directors and Chief Executive Officer for three prior iterations of Peak E&P with projects in the Granite Wash in the Texas Panhandle, the Barnett Shale in the Ft. Worth Basin, and in the Bakken Formation in the Williston Basin of North Dakota. Prior to forming Peak E&P, Mr. Vaughn served as the Vice President–Rocky Mountain Division for EnerVest Management Partners Ltd. from 1996 to 2002. Mr. Vaughn also managed a successful San Juan Basin coal bed methane project owned by an EnerVest Management Partners Ltd. and GE Capital Oil & Gas partnership and later sold to Texaco Inc. in November 2001. Before that, Mr. Vaughn was an Executive Project Manager for the Hillman Company Energy Group, where he managed the development of a successful CBM project in the San Juan Basin from 1989 to 2002. Prior to that time, Mr. Vaughn worked as a consultant in drilling and completion operations and project management throughout the Rockies, East Texas, and the Mid-Continent for a number of independents. Mr. Vaughn started his career in 1968 with Amoco Oil Company. Mr. Vaughn also served as member of the board of directors for Bonanza Creek Energy, Inc., the predecessor of Civitas Resources, Inc., from April 2017 until its acquisition by Civitas in April 2021. Mr. Vaughn holds a B.S. in Petroleum Engineering from the University of Texas at Austin.

Bryan H. Lawrence, age 83, is a founder and managing member Yorktown Energy Partners, which for over 25 years has managed private equity partnerships that have made investments in companies engaged in the energy industry. Mr. Lawrence was employed with the investment firm of Dillon, Read & Co. Inc. (“Dillon Read”) from 1966 to 1997, serving most recently as a Managing Director until Dillon Read merged with SCB Warburg in September 1997. Mr. Lawrence also serves as a director of the following publicly traded companies: Ramaco Resources, Inc., Riley Exploration Permian, Inc., Hallador Energy Company and Kestrel Heat LLC, the general partner of Star Group, L.P., as well as other non-public companies in the energy industry in which Yorktown holds equity interests. Mr. Lawrence is a graduate of Hamilton College and holds an M.B.A. from Columbia University.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders on November 12, 2025 (the “Special Meeting”).  Of the 22,067,213 Common Shares issued and outstanding as of the record date and entitled to vote at the Special Meeting, 15,657,008 shares, or approximately 70.04%, were represented at the Special Meeting in person or by proxy, constituting a quorum. At the Special Meeting, the Company’s shareholders voted upon proposals (1) to approve the issuance of Common Shares pursuant to the Purchase Agreements, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”); and (2) to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”).

The Company’s shareholders approved the Share Issuance Proposal. The voting results were as follows:

Votes For	Votes Against	Votes Withheld
13,108,136	2,534,551	14,318

The Company’s shareholders approved the Adjournment Proposal. The voting results were as follows:

Votes For	Votes Against	Votes Withheld
12,891,039	2,747,697	18,271

Item 7.01. Regulation FD Disclosure.

On November 14, 2025, the Company issued a press release announcing the consummation of the transactions described in Item 2.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. The information in this section of this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date this Form 8-K must be filed.

(d) Exhibits

Exhibit
Number	Description
2.1

Membership Interest Purchase Agreement dated August 11, 2025, among the Sellers party thereto, Peak Exploration & Production, LLC, Epsilon Energy USA, Inc., Epsilon Energy Ltd., and Yorktown Energy Partners XI, L.P. (as Sellers’ Representative) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated August 11, 2025)

2.2

Membership Interest Purchase Agreement dated August 11, 2025, among Yorktown Energy Partners XI, L.P., Peak BLM Lease LLC, Epsilon Energy USA, Inc., and Epsilon Energy Ltd. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K dated August 11, 2025)

2.3	Side Letter dated August 11, 2025(incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K dated August 11, 2025)
10.1*	Registration Rights Agreement dated November 14, 2025
23.1*	Consent of Baker Tilly US, LLP (formerly Moss Adams LLP)
23.2*	Consent of Baker Tilly US, LLP (formerly Moss Adams LLP)
99.1*	Press release dated November 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: November 14, 2025	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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